UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 5, 2018 (March 1, 2018)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously announced on February 12, 2018, General Dynamics Corporation, a Delaware corporation (“General Dynamics”), Red Hawk Enterprises Corp., a Nevada corporation and a wholly owned subsidiary of General Dynamics (“Merger Sub”) and CSRA Inc., a Nevada corporation (“CSRA”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), which contemplates that, subject to satisfaction of the conditions specified in the Merger Agreement, Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CSRA’s common stock, par value $0.001 per share (the “Shares”), for a purchase price of $40.75 per Share in cash, net of applicable withholding taxes and without interest. The Merger Agreement also provides, among other things, that following completion of the Offer and subject to certain conditions, Merger Sub will merge with and into CSRA (together with the Offer, the “Transactions”), with CSRA continuing as the surviving corporation and a wholly owned subsidiary of General Dynamics.

In contemplation of financing the Transactions, on March 1, 2018, General Dynamics entered into a commitment letter with JPMorgan Chase Bank, N.A. (“JPMorgan”), Wells Fargo Securities, LLC (“WFS”) and Wells Fargo Bank, National Association (“WFBNA”) (the “Commitment Letter”). In the Commitment Letter, JPMorgan and WFS have agreed to structure, arrange and syndicate a $7.5 billion, 364-day incremental credit facility (the “364-Day Incremental Credit Facility”), subject to customary closing conditions. The aggregate commitments in respect of the 364-Day Incremental Credit Facility shall be automatically reduced by, and after the closing date for the facility, the aggregate loans under the 364-Day Incremental Credit Facility shall be prepaid, within five business days of receipt of such amount (at par plus accrued and unpaid interest) with, the net cash proceeds received by General Dynamics or any of its subsidiaries from any sale or issuance of debt securities (excluding any issuances under commercial paper programs); provided, however, that the aggregate commitments in respect of the 364-Day Incremental Credit Facility shall not be reduced below $2.0 billion. The commitment letter for the 364-Day Incremental Credit Facility provides commitments by JPMorgan and WFBNA of $2.55 billion in the aggregate, with an undertaking to use commercially reasonable efforts to syndicate the remaining $4.95 billion of commitments. The documentation governing the 364-Day Incremental Credit Facility has not been finalized, and, accordingly, the actual terms may differ from the description of such terms in the Commitment Letter.

The foregoing summary of the Commitment Letter is not complete and is qualified in its entirety by reference to the Commitment Letter, which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Notice to Investors

In accordance with the Merger Agreement referenced in this Current Report on Form 8-K, Merger Sub will commence a tender offer, but the tender offer has not yet commenced. This filing and the exhibits to this filing are not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of CSRA stock. At the time the tender offer is commenced, Merger Sub will file a tender offer statement and related exhibits with the SEC and CSRA will file a solicitation/recommendation statement with respect to the tender offer. Investors and stockholders of CSRA are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement and other documents that Merger Sub files with the SEC will be made available to all stockholders of CSRA free of charge at www.generaldynamics.com. The solicitation/recommendation statement and the other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.CSRA.com.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including any statements as to the commencement and completion of the Transactions, financing the Transactions and the entry into definitive agreements for the 364-Day Incremental Credit Facility, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the filings that General Dynamics files with the SEC, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. General Dynamics does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	10.1	Commitment Letter, dated March 1, 2018, by and among General Dynamics Corporation, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, with respect to the 364-Day Incremental Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	By:	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary
Dated: March 5, 2018		(Authorized Officer)

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